UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

                    The Corporation's annual meeting of shareholders was held on April 18, 2011. At that meeting, the shareholders voted on five proposals and cast their votes as described below.

Proposal 1

                    All directors of the Corporation stood for election at the meeting. All nominees for director were elected by the following votes:

Election of Directors	Votes Cast
			Broker
	For	Withheld	Non-Votes
Gary E. Anderson	18,252,183	382,850	3,842,362
J. Daniel Bernson	18,247,546	387,486	3,842,362
Nancy Bowman	18,202,163	432,848	3,842,362
James A. Currie	18,190,032	445,000	3,842,362
James R. Fitterling	18,022,778	612,255	3,842,362
Thomas T. Huff	18,198,157	436,875	3,842,362
Michael T. Laethem	18,466,246	168,786	3,842,362
James B. Meyer	18,395,591	239,441	3,842,362
Terence F. Moore	18,246,558	388,475	3,842,362
Aloysius J. Oliver	14,050,585	4,584,448	3,842,362
David B. Ramaker	18,230,234	404,798	3,842,362
Grace O. Shearer	18,164,635	470,397	3,842,362
Larry D. Stauffer	18,271,659	363,373	3,842,362
William S. Stavropoulos	18,226,748	408,284	3,842,362
Franklin C. Wheatlake	18,249,039	385,993	3,842,362

Proposal 2

                    Proposal 2 was a proposal to amend the restated articles of incorporation to increase the number of authorized shares of common stock from 30,000,000 to 45,000,000, as described in the proxy statement. This proposal was approved.

Votes Cast

For	Against	Abstain	Broker Non-Votes
20,670,238	1,423,984	383,171	0

Proposal 3

                    Proposal 3 was a proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2011, as described in the proxy statement. This proposal was approved.

Votes Cast

For	Against	Abstain	Broker Non-Votes
22,144,452	214,977	117,965	0

Proposal 4

                    Proposal 4 was a proposal to hold an advisory vote on executive compensation, as described in the proxy statement. This proposal was approved.

Votes Cast

For	Against	Abstain	Broker Non-Votes
14,407,913	3,811,108	416,011	3,842,362

Proposal 5

                    Proposal 5 was a proposal to hold an advisory vote on the frequency of the advisory vote on executive compensation, as described in the proxy statement. "1 year" was approved.

Votes Cast

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
9,336,304	1,071,122	7,786,301	441,076	3,842,362

                    The vote is advisory and not binding on the Corporation and its Board of Directors. However, the Board of Directors will take into account the outcome of the vote when considering the frequency of the advisory vote on executive compensation.

Item 7.01	Regulation FD Disclosure.

                    On April 20, 2011, the Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. In the press release, the Corporation announced the appointment of Terence F. Moore as lead independent director and William C. Collins as Executive Vice President, General Counsel and Corporate Secretary. The information disclosed under this Item 7.01 and the Exhibit are furnished to, and not filed with, the Commission.

Item 8.01	Other Events.

                    On April 15, 2011, the Board of Directors appointed Terence F. Moore as lead independent director. Mr. Moore's appointment follows Gary E. Anderson's service as lead independent director. Mr. Anderson will remain a director of the Corporation.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated April 20, 2011. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 20, 2011	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated April 20, 2011. This Exhibit is furnished to, and not filed with, the Commission.